Exhibit 10.2.2

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of April 15, 2021, is made by and among RPM INTERNATIONAL INC., a Delaware corporation (the “Company”), RPM NEW HORIZONS NETHERLANDS B.V., a corporation incorporated under the laws of the Netherlands (“RPM Netherlands”), RPM EUROPE HOLDCO B.V., a corporation incorporated under the laws of the Netherlands (“RPM Europe”) (each of the foregoing referred to herein as a “Borrower” and collectively referred to as the “Borrowers”), the LENDERS (as defined in the Credit Agreement) and PNC BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent for the Lenders (hereinafter referred to in such capacity as the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Company, RPM Netherlands, the Lenders and the Administrative Agent are parties to that certain Credit Agreement, dated as of February 21, 2020, as amended by that certain First Amendment to Credit Agreement, dated as of April 30, 2020 (as amended, the “Credit Agreement”);

WHEREAS, the Company and RPM Netherlands (i) desire to join RPM Europe as a Foreign Borrower under the Credit Agreement (the “RPM Europe Joinder”) and (ii) have requested that the Administrative Agent and the Lenders permit (after consummation of the RPM Europe Joinder) RPM Netherlands to merge with and into RPM Europe with RPM Europe being the surviving entity (the “Foreign Borrower Merger”) and, as a result of the same, the sole remaining Foreign Borrower;

WHEREAS, subject to the terms and conditions hereof, the Administrative Agent and Lenders are willing to permit the RPM Europe Joinder and the Foreign Borrower Merger upon and subject to the terms and conditions of this Amendment and the related joinder documentation.

NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

1. Definitions. Except as set forth in this Amendment, defined terms used herein shall have the meanings given to them in the Credit Agreement and the rules of construction set forth in Section 1.2 [Construction] of the Credit Agreement shall apply to this Amendment.

2. Amendments to the Credit Agreement.

(a) The following definitions contained in Section 1.1. [Certain Definitions] of the Credit Agreement are hereby amended and restated in their entirety as follows:

“Foreign Borrower shall have the meaning specified in the introductory paragraph and shall also include RPM Europe who joined this Agreement as a Foreign Borrower pursuant to the RPM Europe Joinder Agreement. Upon consummation of the Foreign Borrower Merger Agreement, RPM Europe shall be the sole Foreign Borrower.”

“Loan Documents shall mean this Agreement, the Administrative Agent’s Letter, the Notes, the RPM Europe Joinder Agreement and any other instruments, certificates or documents delivered in connection herewith or therewith.”

(b) Section 1.1. [Certain Definitions] of the Credit Agreement is hereby amended to add the following definitions in their respective appropriate alphabetical positions:

“Foreign Borrower Merger Agreement shall mean the Merger Terms between RPM Europe, as acquiring company and RPM Netherlands, as disappearing company.”

“RPM Europe shall mean RPM Europe Holdco B.V., a corporation incorporated under the laws of the Netherlands.”

“RPM Europe Joinder Agreement shall mean that certain Borrower Joinder and Assumption Agreement executed by RPM Europe and acknowledged and accepted by the Administrative Agent and the Lenders.

(c) Clause (i) of Section 8.2.3 [Liquidations, Mergers, Consolidations] of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(i) consolidate or merge with or into another Person or consummate any Delaware LLC Division, except that, RPM Netherlands may merge with and into RPM Europe pursuant to the Foreign Borrower Merger Agreement and any Borrower may consolidate or merge with another Person if (A) such Borrower is the entity surviving such merger and (B) immediately after giving effect to such consolidation or merger, no Event of Default or Potential Default shall have occurred and be continuing, or”

(d) Section 12.14.2 [Liability of Foreign Borrower] of the Credit Agreement is hereby amended to add the following sentence to the end of such Section:

“Notwithstanding anything to the contrary contained herein, for so long as there exists more than one Foreign Borrower the Obligations of the Foreign Borrowers are joint and several.”

3. Conditions Precedent. The Borrowers, the Administrative Agent and the Lenders acknowledge and agree that the amendments set forth herein shall only be effective upon the occurrence of all the following conditions precedent:

(a) Amendment. The Borrowers, the Administrative Agent and the Lenders shall have executed and delivered to the Administrative Agent this Amendment.

(b) Foreign Borrower Joinder and Related Documents. RPM Europe shall have executed a Borrower Joinder and Assumption Agreement, in form and substance satisfactory to the Administrative Agent, as well as all related documents to such joinder, as required by the Administrative Agent.

(c) Updated Schedules to the Credit Agreement. The Borrowers shall deliver updated Schedules to the Credit Agreement, in form and substance satisfactory to the Administrative Agent.

(d) Officer’s Certificate. A certificate of the Company signed by an Authorized Officer of the Company, dated the date hereof stating that (A) all representations and warranties of the Borrowers set forth in the Credit Agreement are true and correct in all material respects (unless any such representation or warranty is qualified to materiality, in which case such representation or warranty is true and correct in all respects), except for representations and warranties made as of a specified date (which were true and correct in all material respects, as applicable, as of such date), (B) the Borrowers are in compliance with each of the covenants and conditions hereunder, and (C) no Event of Default or Potential Default exists.

(e) Director’s Certificate. A certificate dated the date hereof and signed by the Director of RPM Europe, certifying as appropriate as to: (a) all action taken by RPM Europe in connection with this Amendment, the RPM Europe Joinder, and the other Loan Documents; (b) the names of the Authorized Officers authorized to sign the Loan Documents and their true signatures; and (c) copies of its organizational documents as in effect on the date hereof certified by the appropriate official where such documents are filed.

(f) Legal Opinion. Opinions of counsel for RPM Europe, dated the date hereof, each in form and substance acceptable to the Administrative Agent and the Lenders.

(g) Certificate of Beneficial Ownership. An executed Certificate of Beneficial Ownership for RPM Europe in form and substance acceptable to the Administrative Agent and each Lender, and such other documentation and other information requested by the Administrative Agent or any Lender in connection with applicable “know your customer” and anti-money laundering rules and regulations, including the USA Patriot Act.

(h) Insurance. Evidence that adequate insurance required to be maintained under the Credit Agreement is in full force and effect, in form and substance satisfactory to the Administrative Agent.

(i) Lien Searches. Lien searches (or equivalent) of RPM Europe in acceptable scope and with acceptable results to the Administrative Agent.

(j) Consents. All regulatory approvals and licenses necessary for this Amendment and the RPM Europe Joinder shall have been completed and there shall be an absence of any legal or regulatory prohibitions or restrictions.

(k) Fees. The Borrowers shall have paid to the Administrative Agent all fees due and owing the Administrative Agent and all reasonable, documented costs and expenses of the Administrative Agent, including without limitation, reasonable, documented fees of the Administrative Agent’s counsel in connection with this Amendment.

(l) Miscellaneous. Such other documents, agreements, instruments, deliverables and items deemed reasonably necessary by the Administrative Agent.

4. Representations and Warranties. Each Borrower covenants and agrees with and represents and warrants to the Administrative Agent and the Lenders as follows:

(a) Each Borrower possesses all of the powers requisite for it to enter into and carry out the transactions referred to herein and to execute, enter into and perform the terms and conditions of this Amendment, the Credit Agreement and the other Loan Documents and any other documents contemplated herein that are to be performed by such Borrower; and that any and all actions required or necessary pursuant to such Borrower’s organizational documents or otherwise have been taken to authorize the due execution, delivery and performance by such Borrower of the terms and conditions of this Amendment; the officer of such Borrower executing this Amendment are the duly elected, qualified, acting and incumbent officers of such Borrower and hold the title set forth below his/her name on the signature lines of this Amendment; and such execution, delivery and performance will not conflict with, constitute a default under or result in a breach of any applicable law or any material agreement or instrument, order, writ, judgment, injunction or decree to which such Borrower is a party or by which such Borrower or any of its properties are bound, and that all consents, authorizations and/or approvals required or necessary from any third parties in connection with the entry into, delivery and performance by such Borrower of the terms and conditions of this Amendment, the Credit Agreement, the other Loan Documents and the transactions contemplated hereby have been obtained by such Borrower and are full force and effect;

(b) this Amendment, the Credit Agreement and the other Loan Documents constitute the valid and legally binding obligations of each Borrower, enforceable against such Borrower in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws and by general equitable principles, whether enforcement is sought by proceedings at law or in equity;

(c) all representations and warranties made by each Borrower in the Credit Agreement and the other Loan Documents are true and correct in all respects (in the case of any representation or warranty containing a materiality modification) or in all material respects (in the case of any representation or warranty not containing a materiality modification) (except representations and warranties which expressly relate to an earlier date or time, which representations or warranties are true and correct on and as of the specific dates or times referred to therein);

(d) this Amendment is not a substitution, novation, discharge or release of any Borrower’s obligations under the Credit Agreement or any of the other Loan Documents, all of which shall and are intended to remain in full force and effect; and

(e) no Event of Default or Potential Default has occurred and is continuing under the Credit Agreement or the other Loan Documents.

5. Ratification. Except as expressly modified herein and hereby, the Credit Agreement and the other Loan Documents are hereby ratified and confirmed and shall be and remain in full force and effect in accordance with their respective terms, and this Amendment shall not be construed to waive or impair any rights, powers or remedies of Administrative Agent or any Lender under the Credit Agreement or the other Loan Documents. In the event of any inconsistency between the terms of this Amendment and the Credit Agreement or the other Loan Documents, this Amendment shall govern. This Amendment shall be construed without regard to any presumption or rule requiring that it be construed against the party causing this Amendment or any part hereof to be drafted.

6. Governing Law. This Amendment shall be deemed to be a contract under the Laws of the State of Ohio without regard to its conflict of laws principles.

7. Counterparts; Effective Date; Electronic Signatures. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment shall be effective as of the date first set forth above. The Borrowers, the Administrative Agent and Lenders hereby (i) agree that, for all purposes of this Amendment, electronic images of this Amendment or any other Loan Documents (in each case, including with respect to any signature pages thereto) shall have the same legal effect, validity and enforceability as any paper original, and (ii) waive any argument, defense or right to contest the validity or enforceability of the Amendment or any other Loan Documents based solely on the lack of paper original copies of such Amendment and Loan Documents, including with respect to any signature pages thereto.

8. Severability. The provisions of this Amendment are intended to be severable. If any provision of this Amendment shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or enforceability without in any manner affecting the validity or enforceability of such provision in any other jurisdiction or the remaining provisions of this Amendment in any jurisdiction.

9. Notices. Any notices with respect to this Amendment shall be given in the manner provided for in Section 12.5 [Notices; Effectiveness; Electronic Communication] of the Credit Agreement.

10. Survival. All representations and warranties contained herein shall survive Payment In Full. All covenants, agreements, undertakings, waivers and releases of the Borrowers contained herein shall continue in full force and effect from and after the date hereof and until Payment In Full.

11. Amendment. No amendment, modification, rescission, waiver or release of any provision of this Amendment shall be effective unless the same shall be in writing and signed by the parties hereto.

12. Entire Agreement. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE LOAN DOCUMENTS EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR

SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

13. Amendment as Loan Document; Incorporation into Loan Documents. The parties hereto acknowledge and agree that this Amendment constitutes a Loan Document. This Amendment shall be incorporated into the Credit Agreement by this reference and each reference to the Credit Agreement that is made in the Credit Agreement or any other document executed or to be executed in connection therewith shall hereafter be construed as a reference to the Credit Agreement as amended hereby.

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[SIGNATURE PAGES FOLLOW]

[SIGNATURE PAGE TO SECOND AMENDMENT TO

CREDIT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment as of the day and year first above written.

BORROWERS:

RPM INTERNATIONAL INC.

By:	/s/ Russell L. Gordon
Name:	Russell L. Gordon
Title:	Vice President and Chief Financial Officer

RPM NEW HORIZONS NETHERLANDS B.V.

By:	/s/ Hilde Maria Eleonora De Backer
Name:	Hilde Maria Eleonora De Backer
Title:	Director and Authorised Signatory

RPM EUROPE B.V.

By:	/s/ Hilde Maria Eleonora De Backer
Name:	Hilde Maria Eleonora De Backer
Title:	Director and Authorised Signatory

[SIGNATURE PAGE TO SECOND AMENDMENT TO

CREDIT AGREEMENT]

PNC BANK, NATIONAL ASSOCIATION, individually and as Administrative Agent

By:	/s/ Scott A. Nolan
Name:	Scott A. Nolan
Title:	Senior Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO

CREDIT AGREEMENT]

BANK OF AMERICA, N.A.

By:	/s/ Shaf Hasan
Name:	Shaf Hasan
Title:	Director

[SIGNATURE PAGE TO SECOND AMENDMENT TO

CREDIT AGREEMENT]

FIFTH THIRD BANK, NATIONAL ASSOCIATION

By:	/s/ Will Batchelor
Name:	Will Batchelor
Title:	Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO

CREDIT AGREEMENT]

MUFG BANK, LTD.

By:	/s/ Mark Maloney
Name:	Mark Maloney
Title:	Authorized Signatory

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Jonathan D. Beck
Name:	Jonathan D. Beck
Title:	Director